                                                                   EXHIBIT 10.21







                              AMENDED AND RESTATED
                               GUARANTY AGREEMENT


                           Dated as of April 17, 1998


                                       By


                            CORRIDA RESOURCES, INC.,
                                as the Guarantor,


                                   in favor of



                                BANK OF MONTREAL,
                                    as Agent,

                                       and

         THE LENDERS NOW OR HEREAFTER SIGNATORY TO THE CREDIT AGREEMENT

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
                                                             ARTICLE I
                                                 Definitions and Accounting Matters
         Section 1.01  Terms Defined in the Recitals..............................................................2
         Section 1.02  Certain Definitions........................................................................2
         Section 1.03  Credit Agreement Definitions...............................................................3

                                                             ARTICLE II
                                                            The Guaranty

         Section 2.01  Obligations Guaranteed.....................................................................3
         Section 2.02  Nature of Guaranty.........................................................................3
         Section 2.03  Lenders' Rights............................................................................3
         Section 2.04  Guarantor's Waivers........................................................................4
         Section 2.05  Maturity of Obligations; Payment...........................................................4
         Section 2.06  Lenders' Expenses..........................................................................4
         Section 2.07  Obligation.................................................................................4
         Section 2.08  Events and Circumstances Not Reducing or Discharging the
                           Guarantor's Obligations................................................................4
         Section 2.09  Limitations on Obligation of the Guarantor Hereunder.......................................6
         Section 2.10  Subrogation................................................................................6


                                                             ARTICLE III
                                                   Representations and Warranties

         Section 3.01  By the Guarantor...........................................................................7

                                                             ARTICLE IV
                                                   Subordination of Indebtedness

         Section 4.01  Subordination of All Guarantor Claims......................................................8
         Section 4.02  Claims in Bankruptcy.......................................................................8
         Section 4.03  Payments Held in Trust.....................................................................9
         Section 4.04  Liens Subordinate..........................................................................9
         Section 4.05  Notation of Records........................................................................9

                                                             ARTICLE V
                                                           Miscellaneous

         Section 5.01  Successors and Assigns.....................................................................9
         Section 5.02  Notices....................................................................................9
         Section 5.03  Authority of Agent.........................................................................9
         Section 5.04  Governing Law; Submission to Jurisdiction.................................................10

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

         Section 5.05  Entire Agreement..........................................................................11
         Section 5.06  Survival of Obligations...................................................................11
         Section 5.07  Status as Guarantor Senior Indebtedness...................................................11
         Section 5.08  Prior Guaranty............................................................................11

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                              AMENDED AND RESTATED
                               GUARANTY AGREEMENT

                  This AMENDED AND RESTATED GUARANTY AGREEMENT dated as of April 17, 1998 is by CORRIDA RESOURCES, INC., a corporation duly organized and validly existing under the laws of the state of Nevada ("Guarantor"), in favor of each of the following: each of the financial institutions that is now or hereafter a signatory to the Credit Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"); and BANK OF MONTREAL, AS AGENT for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. QUEEN SAND RESOURCES, INC., a corporation duly organized and validly existing under the laws of the state of Delaware ("QSRD"), as Guarantor, QUEEN SAND RESOURCES, INC., a corporation duly organized and validly existing under the laws of the state of Nevada (the "Borrower"), the Agent and the Lenders have executed that certain Amended and Restated Credit Agreement of even date herewith (such credit agreement, as amended, the "Credit Agreement").

         B. One of the terms and conditions stated in the Credit Agreement for the making of the loans and extensions of credit described in the Credit Agreement is the execution and delivery to the Agent and the Lenders of this Guaranty Agreement.

         C. NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lenders to enter into the Credit Agreement, and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

                                    ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

         SECTION 1.01 TERMS DEFINED IN THE RECITALS. As used in This Guaranty Agreement, the terms defined in the Recitals shall have the meanings indicated in the Recitals.

         SECTION 1.02 CERTAIN DEFINITIONS. As used in this Guaranty Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Guarantor Claims" shall have the meaning indicated in Section 4.01.

         "Guaranty Agreement" shall mean this Amended and Restated Guaranty Agreement, as the same may from time to time be amended or supplemented.

         "Obligations" shall mean (a) the payment and performance of all present and future indebtedness, obligations and liabilities of QSRD, the Borrower and/or the Guarantor to the Agent and the Lenders under the Credit Agreement, including but not limited to, (i) the full and punctual payment of the Notes issued thereunder, and any and all promissory notes given in substitution for such Notes or in modification, renewal, extension or rearrangement thereof in


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
whole or in part, and (ii) the reimbursement and other obligations of the Borrower under and with respect to Letters of Credit and Letter of Credit Agreements now outstanding or hereafter issued under the Credit Agreement; (b) all obligations of the Guarantor under this Guaranty Agreement; (c) all interest (whether pre or post petition), charges, expenses, reasonable attorneys' or other fees and any other sums payable to or incurred by the Agent and, to the extent provided in the Credit Agreement, the Lenders in connection with the execution or enforcement of any of their rights and remedies hereunder or any other Security Instrument; (d) payment of and performance of any and all present or future obligations of QSRD or the Borrower according to the terms of any present or future interest rate or currency swap, rate cap, rate floor, rate collar, forward rate agreement or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between QSRD or the Borrower and any Lender or an Affiliate of such Lender; and (e) payment of and performance of any and all present or future obligations of QSRD or the Borrower according to the terms of any present or future swap agreements, cap, floor, collar, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons or any option with respect to any such transaction now existing or hereafter entered into between QSRD or the Borrower and any Lender or an Affiliate of such Lender.

         SECTION 1.03 CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.

                                   ARTICLE II
                                  THE GUARANTY

         SECTION 2.01 OBLIGATIONS GUARANTEED. The Guarantor hereby irrevocably and uncondi tionally guarantees the prompt payment at maturity of the Obligations.

         SECTION 2.02 NATURE OF GUARANTY. This guaranty is an absolute, irrevocable, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to the Guarantor. The guaranty evidenced hereby is joint and several with all other guarantees of the Obligations. This guaranty may not be revoked by the Guarantor and shall continue to be effective with respect to debt under the Obligations arising or created after any attempted revocation by the Guarantor and shall remain in full force and effect until the Obligations are paid in full and the Aggregate Commitments are terminated, notwithstanding that from time to time prior thereto no Obligations may be outstanding. The Borrower, the Agent and the Lenders may modify, alter, rearrange, extend for any period and/or renew from time to time, the Obligations and the Agent and the Lenders may waive any Default or Events of Default without notice to the Guarantor and in such event the Guarantor will remain fully bound hereunder on the Obligations. This Guaranty Agreement may be enforced by the Agent and/or the Lenders and any subsequent holder of the Obligations and shall not be discharged by the assignment or negotiation of all or part of the Obligations. The Guarantor hereby expressly waives presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Obligations, and also notice of


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acceptance of this Guaranty Agreement, acceptance on the part of the Agent and the Lenders being conclusively presumed by their request for this Guaranty Agreement and delivery of the same to the Agent.

         SECTION 2.03 LENDERS' RIGHTS. Subject to the terms of the Credit Agreement, the Guarantor authorizes the Lenders (or the Agent on behalf of the Lenders), without notice or demand and without affecting the Guarantor's obligation hereunder, to take and hold security for the payment of the Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as the Agent and the Lenders in their discretion may determine; and to obtain a guaranty of the Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

         SECTION 2.04 GUARANTOR'S WAIVERS. The Guarantor waives any right to require the Agent and the Lenders to (a) proceed against the Borrower or any other Person liable on the Obligations, (b) enforce their rights against any other guarantor of the Obligations, (c) proceed or enforce their rights against or exhaust any security given to secure the Obligations, (d) have the Borrower joined with the Guarantor in any suit arising out of this Guaranty Agreement and/or the Obligations, or (e) pursue any other remedy whatsoever. Neither the Agent nor the Lenders shall be required to mitigate damages or take any action to reduce, collect or enforce the Obligations. The Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower or any other guarantor of the Obligations, and shall remain liable hereon regardless of whether the Borrower or any other guarantor be found not liable thereon for any reason.

         SECTION 2.05 MATURITY OF OBLIGATIONS; PAYMENT. The Guarantor agrees that if the maturity of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor. The Guarantor will, forthwith upon notice from the Agent of the Borrower's failure to pay the Obligations at maturity, pay to the Agent for the benefit of the Agent and the Lenders at the Agent's Principal Office, the amount due and unpaid by the Borrower and guaranteed hereby. The failure of the Agent to give this notice shall not in any way release the Guarantor hereunder.

         SECTION 2.06 LENDERS' EXPENSES. If the Guarantor fails to pay the Obligations after notice from the Agent of the Borrower's failure to pay any Obligations at maturity (whether by acceleration or otherwise), and if thereafter the Agent or the Lenders obtain the services of an attorney for collection of amounts owing by the Guarantor hereunder or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, receivership or other judicial proceedings for the establishment or collection of any amount owing by the Guarantor hereunder, or if any amount owing by the Guarantor hereunder is collected through such proceedings, the Guarantor agrees to pay to the Agent at its Principal Office, the reasonable attorneys' fees of the Agent and the Lenders.

         SECTION 2.07 OBLIGATION. It is expressly agreed that the obligation of the Guarantor for the payment of the Obligations guaranteed hereby shall be primary and not secondary.


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         SECTION 2.08 EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING THE
GUARANTOR'S OBLIGATIONS. The Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, agrees its obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which it might otherwise have as a result of or in connection with any of the following:

         (a) Modifications, etc. Any renewal, extension, modification, or increase in the amount of the Aggregate Commitments as in effect on the Effective Date, decrease, alteration or rearrangement of all or any part of the Obligations, any Security Instrument or any instrument executed in connection therewith, or any contract or understanding between the Borrower, any Agent and/or the Lenders, or any other Person, pertaining to the Obligations;

         (b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Agent or the Lenders to the Borrower or the Guarantor or any Person liable on the Obligations;

         (c) Condition of the Borrower or the Guarantor. The insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or the Guarantor or any other Person at any time liable for the payment of all or part of the Obligations; or any sale, lease or transfer of any or all of the assets of the Borrower or the Guarantor, or any changes in the shareholders of the Borrower or the Guarantor;

         (d) Invalidity of Obligations. The invalidity, illegality or unenforceability of all or any part of the Obligations or any Security Instrument, including the Notes, for any reason whatsoever, including without limitation the fact that the Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Obligations or any part thereof is ultra vires, the officers or representatives executing any Security Instrument acted in excess of their authority, the Obligations violate applicable usury laws, the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from the Borrower, the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any Security Instrument) is illegal, uncollectible or legally unenforceable, or the Credit Agreement, the Notes or other Security Instruments have been forged or otherwise are irregular or not genuine or authentic;

         (e) Release of Obligors. Any full or partial release of the obligation of the Borrower on the Obligations or any part thereof, of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations or any part thereof, it being recognized, acknowledged and agreed by the Guarantor that the Guarantor may be required to pay the Obligations in full without assistance or support of any other Person, and the Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that other parties other than the Borrower will be liable to perform the Obligations, or that the Agent and Lenders will look to other parties to perform the Obligations;



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         (f) Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations;

         (g) Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, Property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations;

         (h) Care and Diligence. The failure of any Agent or Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, Property or security;

         (i) Status of Liens. The fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by the Guarantor that the Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Obligations;

         (j) Payments Rescinded. Any payment by the Borrower to any Agent or Lender is held to constitute a preference under the bankruptcy laws, or for any reason an Agent or Lender is required to refund such payment or pay such amount to the Borrower or someone else; or

         (k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Credit Agreement or the other Security Instruments, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations.

         SECTION 2.09 LIMITATIONS ON OBLIGATION OF THE GUARANTOR HEREUNDER. The parties hereto (i) intend that the obligation of the Guarantor hereunder be limited to the maximum amount that would not result in the obligation created hereby being avoidable under Section 548 of the Federal Bankruptcy Code (11 U.S.C. ss. 548; hereinafter "Section 548") or other applicable state fraudulent conveyance or transfer law and (ii) agree that this Guaranty Agreement shall be so construed. Accordingly, the obligation of the Guarantor hereunder is limited to an amount that is the greater of (x) the "reasonably equivalent value" or "fair consideration" received by the Guarantor in exchange for the obligation incurred hereunder, within the meaning of Section 548, as amended, or any applicable state fraudulent conveyance or transfer law, as amended; or (y) the lesser of (1) the maximum amount that will not render the Guarantor insolvent or
(2) the maximum amount that will not leave the Guarantor with any Property deemed an unreasonably


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small capital. Clauses (1) and (2) are and shall be determined pursuant to
Section 548, as amended, or other applicable state fraudulent conveyance or transfer law, as amended.

         SECTION 2.10 SUBROGATION. The Guarantor shall not exercise any rights which it may acquire by way of subrogation, reimbursement, exoneration, indemnification or participation, by any payment made under this Guaranty Agreement, under any other Security Instrument or otherwise until the Obligations have been paid in full and the Aggregate Commitments are terminated; provided that, notwithstanding the foregoing, the Guarantor reserves its rights of contribution and reimbursement, if any, from its co-guarantors and other Persons liable on the Obligations or otherwise. Except as described in this
Section 2.10, the Guarantor further waives any benefit of any right to participate in any security now or hereafter held by the Agent and/or the Lenders.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01 BY THE GUARANTOR. In order to induce the Agent and the Lenders to accept this Guaranty Agreement, the Guarantor represents and warrants to the Agent and the Lenders (which representations and warranties will survive the creation of the Obligations and any extension of credit thereunder) that:

         (a) Benefit to the Guarantor. The Guarantor is a wholly-owned Subsidiary of the Borrower and the Guarantor's guaranty pursuant to this Guaranty Agreement reasonably may be expected to benefit, directly or indirectly, the Guarantor; and the Guarantor has determined that this Guaranty Agreement is necessary and convenient to the conduct, promotion and attainment of the business of the Guarantor and the Borrower.

         (b) Corporate Existence. The Guarantor: (i) is duly organized and validly existing under the laws of the jurisdiction of its formation; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

         (c) No Breach. The execution and delivery by the Guarantor of this Guaranty Agreement and the other Security Instruments to which it is a party, the consummation of the transactions herein or therein contemplated, and the compliance with the terms and provisions hereof will not (i) conflict with or result in a breach of, or require any consent under (A) the respective charter or by-laws of the Guarantor, or (B) any applicable law or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or any material agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject in each case in such manner as could reasonably be expected to have a Material Adverse Effect; or (ii) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or Property of the Guarantor in each case in such manner as could reasonably be expected to have a Material Adverse Effect.


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         (d) Corporate Action. The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Guaranty Agreement and the Security Instruments to which it is a party; and the execution, delivery and performance by the Guarantor of this Guaranty Agreement and the other Security Instruments to which such Person is a party have been duly authorized by all necessary corporate action on its part. This Guaranty Agreement and the Security Instruments to which the Guarantor is a party constitute the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and general principals of equity.

         (e) Approvals. Other than consents heretofore obtained or described in the Credit Agreement, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Guarantor of this Guaranty Agreement or the Security Instruments to which it is a party or for the validity or enforceability thereof. It is understood that continued performance by the Guarantor of this Guaranty Agreement and the other Security Instruments to which it is a party will require various filings, such as filings related to environmental matters, ERISA matters, Taxes and intellectual property, filings required to maintain corporate and similar standing and existence, filings pursuant to the Uniform Commercial Code and other security filings and recordings and filings required by the SEC, routine filings in the ordinary course of business, and filings required in connection with the exercise by the Lenders and the Agent of remedies in connection with the Security Instruments.

         (f) Solvency. The Guarantor (i) is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement, (ii) is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any Property or assets remaining with the Guarantor constitute unreasonably small capital, and (iii) does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

         (g) No Representation by Agent or Lenders. Neither any Agent, any Lender nor any other Person has made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

                                   ARTICLE IV
                          SUBORDINATION OF INDEBTEDNESS

         SECTION 4.01 SUBORDINATION OF ALL GUARANTOR CLAIMS. As used herein, the term "Guarantor Claims" shall mean all debts and obligations of the Borrower to the Guarantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by. Except for payments permitted by the Credit Agreement, until the Obligations shall be paid and satisfied in full, the Aggregate Commitments are terminated and the Guarantor shall have performed all of its obligations

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hereunder and under the other Security Instruments to which it is a party, the
Guarantor shall not receive or collect, directly or indirectly, from the Borrower any amount upon the Guarantor Claims.

         SECTION 4.02 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving the Borrower, the Agent on behalf of the Agent and the Lenders shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. The Guarantor hereby assigns such dividends and payments to the Agent for the benefit of the Agent and the Lenders. Should any Agent or Lender receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to the Guarantor, and which, as between the Borrower and the Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Obligations, the Guarantor shall become subrogated to the rights of the Agent and the Lenders to the extent that such payments to the Agent and the Lenders on the Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Agent and the Lenders had not received dividends or payments upon the Guarantor Claims.

         SECTION 4.03 PAYMENTS HELD IN TRUST. In the event that notwithstanding Sections 4.01 and 4.02, the Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, the Guarantor agrees: (a) to hold in trust for the Agent and the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Agent, for the benefit of the Agent and the Lenders; and the Guarantor covenants promptly to pay the same to the Agent.

         SECTION 4.04 LIENS SUBORDINATE. The Guarantor agrees that, until the Obligations are paid in full and the Aggregate Commitments terminated, any Liens upon the Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens upon the Borrower's assets securing payment of the Obligations, regardless of whether such encumbrances in favor of the Guarantor, any Agent or Lender presently exist or are hereafter created or attach. Without the prior written consent of the Agent, the Guarantor, during the period in which any of the Obligations are outstanding or the Aggregate Commitments are in effect, shall not (a) exercise or enforce any creditor's right it may have against the Borrower, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien on assets of the Borrower held by the Guarantor.

         SECTION 4.05 NOTATION OF RECORDS. All promissory notes and, upon the request of the Agent, all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by the Guarantor shall contain a specific written notice thereon that the indebtedness evi denced thereby is subordinated under the terms of this Guaranty Agreement.


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




                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.01 SUCCESSORS AND ASSIGNS. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of the Agent and Lenders and is and shall always be fully binding upon the legal representatives, successors and assigns of the Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting either the Borrower or the Guarantor.

         SECTION 5.02 NOTICES. Any notice or demand to the Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received in the manner and to the address of the Guarantor set forth on the signature page hereto as provided for in Section 12.02 of the Credit Agreement.

         SECTION 5.03 AUTHORITY OF AGENT. The Guarantor acknowledges that the rights and responsibilities of the Agent under this Guaranty Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting; and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         SECTION 5.04  GOVERNING LAW; SUBMISSION TO JURISDICTION.

         (a) THIS GUARANTY AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR THE OTHER SECURITY INSTRUMENTS TO WHICH THE GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER THE GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

         (c) THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT, AS THE CASE MAY BE, AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

         (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.

         (e) THE GUARANTOR, THE AGENT, AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY LOAN DOCUMENTS TO WHICH IT IS A PARTY OR RECEIVES THE BENEFIT OF AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT, THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 5.04.

         (f) THE GUARANTOR AGREES THAT, IN ADDITION TO (AND WITHOUT LIMITATION
OF) ANY RIGHT OF SET-OFF, BANKERS' LIEN OR COUNTERCLAIM A LENDER MAY OTHERWISE HAVE, AFTER THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, EACH LENDER SHALL HAVE THE RIGHT AND BE ENTITLED (AFTER CONSULTATION WITH THE AGENT), AT ITS OPTION, TO OFFSET BALANCES HELD BY IT OR BY ANY OF ITS AFFILIATES FOR ACCOUNT OF THE GUARANTOR AT ANY OF ITS OFFICES, IN DOLLARS OR IN ANY OTHER CURRENCY, AGAINST ANY PRINCIPAL OF OR INTEREST ON ANY OF SUCH LENDER'S LOANS, OR ANY OTHER AMOUNT PAYABLE TO SUCH LENDER HEREUNDER, WHICH IS NOT PAID WHEN DUE (REGARDLESS OF WHETHER SUCH BALANCES ARE THEN DUE TO THE GUARANTOR), IN WHICH CASE IT SHALL PROMPTLY NOTIFY THE GUARANTOR AND THE AGENT THEREOF, PROVIDED THAT SUCH LENDER'S FAILURE TO GIVE SUCH NOTICE SHALL NOT AFFECT THE VALIDITY THEREOF.

         SECTION 5.05 ENTIRE AGREEMENT. This Guaranty Agreement and the other Security Instruments embody the entire agreement and understanding between the Lenders, the Agent and the Guarantor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties.

         SECTION 5.06 SURVIVAL OF OBLIGATIONS. To the extent that any payments on the Obligations or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the

Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Agent' and the Lenders' Liens, rights, powers and remedies under this Guaranty Agreement and each Security Instrument to which the Guarantor is a party shall continue in full force and effect. In such event, each Security Instrument shall be automatically reinstated and the Guarantor shall take such action as may be reasonably requested by the Agent and the Lenders to effect such reinstatement.

         SECTION 5.07 STATUS AS GUARANTOR SENIOR INDEBTEDNESS. The obligations of the Guarantor under this Guaranty Agreement are intended to be "guarantor senior indebtedness", "designated guarantor senior indebtedness" or any other similar or equivalent classification for all purposes in any debt instrument or agreement to which the Guarantor is now or hereafter a party.

         SECTION 5.08 PRIOR GUARANTY. This Guaranty Agreement supersedes and replaces that certain Guaranty Agreement dated August 1, 1997 given by the Guarantor in favor of the Agent and the Lenders.

         WITNESS THE EXECUTION HEREOF, effective as of the date first written above.


                                       CORRIDA RESOURCES, INC.


                                       By: /s/   ROBERT P. LINDSAY
                                          --------------------------------------
                                                Robert P. Lindsay
                                                Vice President


                                       By: /s/   EDWARD J. MUNDEN
                                          --------------------------------------
                                                Edward J. Munden
                                                President


                                       Address for Notices:

                                       Corrida Resources, Inc.
                                       c/o Queen Sand Resources, Inc.
                                       3500 Oak Lawn Drive, Suite 380
                                       Dallas, Texas 75219
                                       Attention:  Robert P. Lindsay
                                       Telephone:  (214) 521-9959
                                       Facsimile:   (214) 521-9960

                                       with copy to:

                                       Queen Sand Resources, Inc.
                                       60 Queen Street, Suite 1400
                                       Ottawa, Canada  K1P 5Y7
                                       Attention:  Mr. Ronald Benn
                                       Telephone:  (613) 230-7211
                                       Facsimile:   (613) 230-6055
                              and
                                       Haynes & Boone LLP
                                       901 Main Street, Suite 3100
                                       Dallas, Texas 75202-3789
                                       Attention:  Mr. William L. Boeing
                                       Telephone:  (214) 651-5553
                                       Facsimile:   (214) 651-5940